UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material Under §240.14a-12

COLUMBIA PIPELINE GROUP, INC.
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Filed by Columbia Pipeline Group, Inc.

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Columbia Pipeline Group, Inc.

Commission File No.: 001-36838

The following is an excerpt from a newsletter that Brett Stovern, Chief Operating Officer of Columbia Midstream Group, LLC, an indirect subsidiary of Columbia Pipeline Group, Inc. (“Columbia Midstream”), sent to Columbia Midstream’s customers on March 24, 2016:

Staying the Course

These are exciting times.

We began 2016 by making significant progress in the expansion of our system. Construction of our Big Pine Compressor Station in Armstrong County is progressing smoothly, and is expected to be completed by the end of April. Our Gibraltar and Buffalo Creek Pipeline Projects are also now officially underway – tree clearing began in February and pipeline construction will begin in less than a month. We continue to make progress in growing our system day-by-day.

We’ve also started the year by building upon our strong safety statistics. In 2015, we worked four straight months without an incident, achieved top-decile DART statistics, and completed our safest driving year on record. We are proud to start 2016 with top-decile OSHA and DART statistics, which we will strive to maintain throughout the course of the year.

Finally, as you may be aware, Columbia Pipeline Group (CPG), parent company of Columbia Midstream Group, has entered into a definitive agreement under which TransCanada Corporation will acquire CPG. This is truly exciting news as we strengthen CPG’s financial position and add to TransCanada’s impressive energy portfolio. By combining our two already strong companies, we expect that new opportunities will be created for Columbia Pipeline Group and Columbia Midstream Group, providing robust financial strength, greater resources and certainty as we continue to execute on our unprecedented business growth plans.

The agreement comes at a time of tremendous transformational growth for CPG. The company has an extensive and growing inventory of projects targeting the midstream and downstream markets, which are expected to have significant impact and benefits to our customers within the footprint of the Marcellus and Utica shale plays. Through the acquisition process, Columbia Midstream will continue to be squarely focused on providing exceptional service in every venture we undertake.

We feel strongly that this will add significant value for our customers. That includes meeting project delivery goals, providing continued quality operations and maintenance of the Midstream system, and continuing the company’s commitment to industry-leading safe and environmentally sound business practices. The transaction is expected to close in the second half of the year, and is subject to regulatory approval and a vote by CPG shareholders. Once approved, the transaction will create one of the largest natural gas businesses in North America, operating more than 57,000 miles of pipeline across North America.

As we move forward in the process, we are committed to being direct and transparent with you. Feel free to reach out to me, or your business contact with any questions you might have.

Thank you for your on-going support and partnership. We look forward to furthering our solid relationships with our key stakeholders, and specifically with you, our customers.

Brett’s Signature

Brett Stovern, Chief Operating Officer, Columbia Midstream

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995 concerning CPG and the proposed merger with TransCanada. Forward-looking statements are statements other than historical facts and that frequently use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “should,” “strategy,” “target,” “will” and similar words. All such forward-looking statements speak only as of the date of this communication. Although CPG believes that the plans, intentions and expectations reflected in or suggested by the forward looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved and such statements are subject to various risks and uncertainties. Therefore, actual outcomes and results could materially differ from what is express, implied or forecasted in such statements and readers are cautioned not to place undue reliance on such statements. CPG’s business may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results and are often beyond CPG’s control. These factors include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to termination of the merger agreement with TransCanada; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from CPG’s ongoing business operations due to the transaction; the impact of the announcement of the proposed merger on relationships with third parties, including commercial counterparties, employees and competitors, and risks associated with the loss and ongoing replacement of key personnel; risks relating to unanticipated costs of integration in connection with the proposed merger, including operating costs, customer loss or business disruption being greater than expected; changes in general economic conditions; competitive conditions in our industry; actions taken by third-party operators, processors and transporters; the demand for natural gas storage and transportation services; our ability to successfully implement our business plan; our ability to complete internal growth projects on time and on budget; the price and availability of debt and equity financing; the availability and price of natural gas to the consumer compared with the price of alternative and competing fuels; competition from the same and alternative energy sources; energy efficiency and technology trends; operating hazards and other risks incidental to transporting, storing and gathering natural gas; natural disasters, weather-related delays, casualty losses, acts of war and terrorism and other matters beyond our control; interest rates; labor relations; large customer defaults; changes in the availability and cost of capital; changes in tax status; the effects of existing and future laws and governmental regulations; and the effects of future litigation, including litigation relating to the proposed merger with TransCanada. We caution that the foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in CPG’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2015 and CPG’s other filings with the SEC, which are available at http://www.sec.gov. All forward-looking statements included in this communication are expressly qualified in their entirety by such cautionary statements. CPG expressly disclaims any obligation to update, amend or clarify any forward-looking statement to reflect events, new information or circumstances occurring after the date of this communication except as required by applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT:

This communication may be deemed to be solicitation material in respect of the proposed acquisition of CPG by TransCanada. In connection with the proposed merger transaction, CPG will file with the SEC and furnish to CPG’s stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, CPG’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders will be able to obtain, free of charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the proxy statement and our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Exchange Act are available free of charge through our website at https://www.cpg.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

PARTICIPANTS IN SOLICITATION:

CPG and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of CPG common stock in respect of the proposed transaction. Information about the directors and executive officers of CPG can be found in the Information Statement included as an exhibit to CPG’s amended Registration Statement on Form 10, which was filed with the SEC on June 2, 2015. Investors may obtain additional information regarding the interests of such participants in the merger, which may be different than those of CPG’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger when such documents are filed with the SEC.